Share Capital and additional paid-in capital	6 Months Ended
Jun. 30, 2024
Share Capital and additional paid-in capital
Share Capital and additional paid-in capital

7.Share Capital and additional paid-in capital

In March 2024, the Company distributed an amount of approximately $21.2 million or $0.66 per share via a dividend that was classified as a return of paid-in-capital.

In June 2024, the Company distributed an amount of approximately $35.4 million or $1.1 per share via a dividend that was classified as a return of paid-in-capital.

As of August 9, 2024, the Company had 32,194,108 shares outstanding (such amount does not include 695,892 treasury shares).

For a further description of the terms and rights of the Company’s share capital and additional paid-in capital and details of its equity transactions prior to January 1, 2024, please refer to Note 15  to the consolidated financial statements for the year ended December 31, 2023 included in the Company’s 2023 Annual Report.